UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2008

BODISEN BIOTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32616	98-0381367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2001, FanMei Building
No. 1 Naguan Zhengjie
Xi’an Shaanxi  710068
Peoples Republic of China
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 86-29-87074957

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Decision and Order received by the United States Federal Court

N/A

Item 2.01 Other Events

(a)
On December 8, 2008 the Company issued a press release announcing the results of the Town Hall Meeting held on December 2, 2008 in Alaer City, Xinjiang, China.  A copy of the press release is attached hereto as Exhibit 2.01 and is incorporated herein by reference.

Exhibit No.	Description

2.01	Press release dated December 8, 2008 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODISEN BIOTECH, INC.

Date: December 8, 2008	By:	/s/ Bo Chen
Name: Bo Chen Title: Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

2.01	Press release dated December 8, 2008 furnished herewith.